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                                                                  EXHIBIT 10.28


                                                      April 17, 1997

Owens-Brockway Glass Container Inc.
One Seagate
Toledo, Ohio 43666
Attention: General Counsel

Dear Sir:

        Reference is made to the Assurance Agreement, dated as of February 5, 1997 (the "Assurance Agreement"), in respect of the Technical Assistance and License Agreement, dated December 18, 1996 (the "License Agreement"), between you and Consumers Packaging Inc. ("Consumers") pursuant to which Anchor Glass Container Corporation (formerly Anchor Glass Acquisition Corporation ("New Anchor") is a Licensee Group Member. All capitalized terms not otherwise defined in this letter are used as defined in the Assurance Agreement and the License Agreement.

        You are hereby advised that the Senior Credit Agreement of New Anchor for which Bankers Trust Company is acting as Agent has been repaid on the date hereof and, accordingly, notices are not longer required to be given to Bankers Trust Company as Agent. (Please note that the Revolving Credit Agreement is still outstanding and therefore notices still are required to be given to BT Commercial Corporation as Revolver Agent.) On the date hereof, The Bank of New York has become the New Anchor Indenture Trustee and is becoming an additional party to the Assurance Agreement in such capacity pursuant to Section 5 thereof. In addition, The Bank of New York has become the Consumers Indenture Trustee and is becoming an additional party to the Assurance Agreement in such capacity pursuant to Section 5 thereof. The notice address for The Bank of New York is 101 Barclay Street, 21st Floor, New York, New York 10286, Attention Corporate Trust Trustee Administration.


                                            Very truly yours,


                                     BANKERS TRUST COMPANY, as Agent

                                     By: /s/ T. J. Morris
                                        -----------------------------
                                           Name: T. J. Morris

                                     THE BANK OF NEW YORK, as
                                     New Anchor Trustee and Consumers
                                     Trustee

                                     By: /s/ Paul J. Schmalzel
                                        -----------------------------
                                        Name: Paul J. Schmalzel